SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 30, 2008

AMERICAN PATRIOT FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-50771	20-0307691
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
In Company or Organization)	File Number)	Identification Number)

3095 East Andrew Johnson Highway, Greeneville, Tennessee	37745
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(423) 636-1555

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 30, 2008 American Patriot Financial Group, Inc. (or the Corporation) issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to the announcement of the Corporation’s 2008 third quarter earnings.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PATRIOT FINANCIAL GROUP, INC.

Dated: October 30, 2008	By:	/s/Jerry A. Simmerly
Name: Jerry A. Simmerly
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                                                                               Description

99.1                                    Press Release issued by American Patriot Financial Group, Inc. dated October 30, 2008 (furnished only)